Exhibit 10.22

Lockheed Martin Kelly Aviation Center
661 Duncan Drive, Building 360
Kelly AFB,TX 78241

2 May 2002
In reply refer to:
02-LJV-S0089

Standard Aero
661 Duncan Drive, Room 213
San Antonio, TX 78226

Attn: Jim Hanley

Subject:	Amendment 24, Exercise of Option

Reference: LMKAC Subcontract No. 98-0001

This amendment incorporates changes to the reference subcontract as detailed below. Except as specifically changed by this agreement, the existing contract terms and conditions remain unchanged.

4.2 Option Periods

In accordance the award term provisions of the PBA contract, LMKAC hereby exercises the option to extend the term of the subcontract by one year. The subcontract now extends until February 2007

Regards,

/s/ Lornia J. Villalobos

Lornia J. Villalobos
Subcontracts Administrator

ACKNOWLEDGEMENT

I concur with the above price change for Amendment No. 24 to LMKAC subcontract LM 98-001.

/s/ Lornia J. Villalobos

Signed

July 9, 2002

Date

Tuesday, March 08, 2005